SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: March 14, 2005


                           LIFELINE THERAPEUTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                         000-30489                   84-1097796
 --------------                      ---------                   ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

             6400 South Fiddler's Green Circle, Englewood, CO 80111
                  --------------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 488-1711

                           YAAK RIVER RESOURCES, INC.
           -----------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On March 10, 2005, Lifeline Therapeutics, Inc. ("LTI") entered into a Settlement and Release Agreement and Plan of Reorganization (the "Agreement") by which LTI acquired the remaining 19% interest in its subsidiary, Lifeline Nutraceuticals Corporation ("LNC"), from Michael Barber, a single sophisticated person who did not participate in the earlier (October 2004) reorganization. Mr. Barber exchanged 4,500,000 shares of restricted LNC common stock for 1,000,000 shares of restricted LTI Series A Common Stock. LTI agreed to include those shares in a registration statement, but Mr. Barber agreed to sell no more than 150,000 shares in any 90 day period after the effective date of that registration statement. In an independent transaction, Mr. Barber agreed to extend his covenant not to compete with LTI and LNC for one year from the date of the Agreement. Previously Mr. Barber had a covenant not to compete with LNC that expires in April 2005. LTI paid Mr. Barber $125,000 for the covenant not to compete, and agreed to pay him an additional $125,000 by April 15, 2005. Finally, LTI agreed to forgive the $47,500 indebtedness reflected on LTI's financial statements, for which an allowance for recoverability has previously been provided, as being due from Mr. Barber, and Mr. Barber agreed to bear all tax obligations resulting from the Agreement. The Agreement contains standard releases, warranties, and mutual indemnification obligations.

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     None

Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None


Item 3.02 - Unregistered Sales of Equity Securities

     On March 10, 2005, Lifeline Therapeutics, Inc. ("LTI") issued 1,000,000 shares of its restricted Series A Common Stock to acquire the remaining 19% interest in LTI's subsidiary, Lifeline Nutraceuticals Corporation ("LNC") from a single sophisticated investor. The following sets forth the information required by Item 701 in connection with this transaction:

(a) The transaction was completed effective March 10, 2005. The securities sold were 1,000,000 shares of Series A Common Stock.

(b) No fee was paid to any underwriter, placement agent, or finder. The securities were issued to a single sophisticated investor who had significant prior experience with LNC.

(c) LTI received no cash proceeds as a result of the issuance of the shares. The investor assigned to LTI 4,500,000 shares he owned in LNC (approximately 19%) in consideration for the 1,000,000 shares.

(d) We relied on the exemption from registration provided by Sections 4(2) of the Securities Act of 1933 for this transaction. We did not engage in any public advertising or general solicitation in connection with this transaction. We provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information, and the investor was represented by his personal counsel in the transaction. Based on our investigation, we believe that the investor obtained all information regarding LTI that he requested, received answers to all questions he and his advisors posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e) The Series A Common Stock has no conversion or exchange rights.

(f) Not applicable.

Item 3.03 Material Modification to Rights of Security Holders

     None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     None

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

     None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None

Section 6 - [Reserved]

Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

     On March 4, 2005, a major network television affiliate in the Denver market aired a segment concerning Lifeline Nutraceuticals Corporation, a subsidiary of Lifeline Therapeutics, Inc., and its Protandim product during the night time news broadcast. Several erroneous and misleading statements were made during this news broadcast. Lifeline Therapeutics, Inc. is hereby publicly alerting the marketplace that the information contained in that news broadcast should not be relied upon. The marketplace should only rely on publicly filed and disclosed information from Lifeline Therapeutics, Inc.

     Neither Lifeline Nutraceuticals Corporation nor Lifeline Therapeutics, Inc. has any relationship with Ceremedix, Inc. of Boston, Massachusetts. Protandim is in no way comprised of, or related to, Ceremedix's peptide, referred to as CMX-1152. Consumers and investors should not consider CMX-1152 or any claims associated thereto to have any connection to Protandim.

Section 8 - Other Events

Item 8.01 Other Events

     None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.
     (b) Pro Forma financial information.
     (c) Exhibits

Exhibit
Number             Description
------             -----------

10.1               Settlement and Release Agreement and Plan of Reorganization


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2005

                                   LIFELINE THERAPEUTICS, INC.

                                   By: /s/ Daniel W. Streets
                                       -----------------------------------------
                                       Daniel W. Streets, CFO/Secretary